                            STOCK PURCHASE AGREEMENT

                                      AMONG

                                  CDNOW, INC.,

                            KEYSTONE VENTURE IV, L.P.

                                       and

                            THE ADDITIONAL PURCHASERS

                                 PARTIES HERETO

                               TABLE OF CONTENTS
                               -----------------

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ARTICLE 1.  ISSUANCE AND SALE OF PREFERRED STOCK..................................................................2

         SECTION 1.1.  Authorization of Series A Preferred Stock..................................................2
         SECTION 1.2.  Purchase and Sale of the Series A Shares and Series B Shares...............................2
         SECTION 1.3.  Representations by the Purchasers..........................................................3
         SECTION 1.4.  Definitions, etc...........................................................................5

ARTICLE 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................5

         SECTION 2.1.   Subsidiaries and Investments..............................................................5
         SECTION 2.2.   Organization and Authority................................................................5
         SECTION 2.3.   Capital Stock.............................................................................6
         SECTION 2.4.   Contravention; Validity...................................................................7
         SECTION 2.5.   Proprietary Information and Invention Agreements..........................................7
         SECTION 2.6.   Consents..................................................................................7
         SECTION 2.7.   Financial Statements and Other Information; Financial Condition...........................8
         SECTION 2.8.   No Material Adverse Change................................................................8
         SECTION 2.9.   Licenses, Registrations etc...............................................................9
         SECTION 2.10.  Title to Properties; Leases...............................................................9
         SECTION 2.11.  Compliance with Other Instruments, etc....................................................9
         SECTION 2.12.  Contracts and Binding Commitments........................................................10
         SECTION 2.13.  Compliance with Law, etc.; Non-Discrimination............................................11
         SECTION 2.14.  Compliance with ERISA; Multiemployer Plans...............................................12
         SECTION 2.15.  Pending Litigation, etc..................................................................13
         SECTION 2.16.  Taxes....................................................................................13
         SECTION 2.17.  Holding Company Act; Investment Company Act..............................................15
         SECTION 2.18.  No Margin Regulation Violation...........................................................15
         SECTION 2.19.  Outstanding Securities...................................................................15
         SECTION 2.20.  Events Since December 31, 1996...........................................................16
         SECTION 2.21.  Compliance with Environmental Laws.......................................................17
         SECTION 2.22.  Labor Relations..........................................................................18
         SECTION 2.23.  Broker's or Finder's Commissions.........................................................19
         SECTION 2.24.  Insurance................................................................................19
         SECTION 2.25.  Private Offering.........................................................................19
         SECTION 2.26.  Other Names..............................................................................19
         SECTION 2.27.  Intellectual Property Rights.............................................................19
         SECTION 2.28.  Full Disclosure..........................................................................20
         SECTION 2.29.  Use of Proceeds..........................................................................20
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ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF THE CONTROLLING
                  PERSONS........................................................................................20

         SECTION 3.1.   Validity.  ..............................................................................20
         SECTION 3.2.   Transactions with Affiliates.  ..........................................................20
         SECTION 3.3.   Taxes....................................................................................21
         SECTION 3.4.   Stock Ownership..........................................................................21

ARTICLE 4.  CONDITIONS OF OBLIGATION TO PURCHASE SECURITIES
                  AT FIRST CLOSING...............................................................................21

         SECTION 4.1.   Opinions of Counsel for the Company......................................................21
         SECTION 4.2.   Performance of Obligations...............................................................22
         SECTION 4.3.   Representations True; No Event of Default................................................22
         SECTION 4.4.   Tender of Shares; Consummation of Related Transactions...................................22
         SECTION 4.5.   Fees and Disbursements of Special Counsel for Purchaser..................................22
         SECTION 4.6.   Legality.................................................................................22
         SECTION 4.7.   Certificate as to "S" Corporation Status.................................................22
         SECTION 4.8.   Consents and Approvals...................................................................22
         SECTION 4.9.   Certificate of Incorporation.............................................................23
         SECTION 4.10.  Proceedings, Instruments, etc............................................................23
         SECTION 4.11.  Corporate Proceedings....................................................................23
         SECTION 4.12.  Legislation..............................................................................23
         SECTION 4.13.  No Adverse Change........................................................................23
         SECTION 4.14.  No Proceedings...........................................................................24
         SECTION 4.15.  Payment of Fees..........................................................................24
         SECTION 4.16.  Investors' Rights Agreement..............................................................24
         SECTION 4.17.  Comfort Letter...........................................................................24

ARTICLE 5.  CONDITIONS OF OBLIGATION TO PURCHASE SECURITIES
                  AT EACH SUBSEQUENT CLOSING ....................................................................24

         SECTION 5.1.   Opinion of Counsel for the Company.......................................................24
         SECTION 5.2.   Performance of Obligations...............................................................25
         SECTION 5.3.   Representations True; No Event of Default................................................25
         SECTION 5.4.   Tender of Shares; Consummation of Related Transactions...................................25
         SECTION 5.5.   Fees and Disbursements of Special Counsel for Purchasers.................................25
         SECTION 5.6.   Legality.................................................................................25
         SECTION 5.7.   Consents and Approvals...................................................................25
         SECTION 5.8.   Statement With Respect To Shares.........................................................26
         SECTION 5.9.   Proceedings, Instruments, etc............................................................26
         SECTION 5.10.  Corporate Proceedings....................................................................26
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                                      -ii-
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         SECTION 5.11.  Legislation..............................................................................26
         SECTION 5.12.  No Adverse Change........................................................................26
         SECTION 5.13.  No Proceedings...........................................................................27
         SECTION 5.14.  Payment of Fees..........................................................................27
         SECTION 5.15.  Investors' Rights Agreement..............................................................27
         SECTION 5.16   Comfort Letter...........................................................................27
         SECTION 5.17.  Agent Warrant............................................................................27

ARTICLE 6.  COVENANTS OF THE COMPANY.............................................................................27

         SECTION 6.1.   Financial Statements.....................................................................27
         SECTION 6.2.   Other Information.  .....................................................................28
         SECTION 6.3.   Rule 144A................................................................................28
         SECTION 6.4.   Shares...................................................................................29
         SECTION 6.5.   Inspection.  ............................................................................29
         SECTION 6.6.   Prohibited Offers........................................................................29
         SECTION 6.7.   Termination..............................................................................29
         SECTION 6.8.   Prohibited Sales.........................................................................30
         SECTION 6.9.   Tax Returns..............................................................................30

ARTICLE 7.  REGISTRATION RIGHTS..................................................................................30

ARTICLE 8.  INTERPRETATION OF AGREEMENT..........................................................................30

         SECTION 8.1.   Definitions..............................................................................30
         SECTION 8.2.   Directly or Indirectly...................................................................36
         SECTION 8.3.   Governing Law............................................................................36
         SECTION 8.4.   Independence of Covenants................................................................37
         SECTION 8.5.   Construction.............................................................................37

ARTICLE 9.  MISCELLANEOUS........................................................................................37

         SECTION 9.1.   Notices..................................................................................37
         SECTION 9.2.   Survival.................................................................................37
         SECTION 9.3.   Successors and Assigns...................................................................38
         SECTION 9.4.   Amendment and Waiver.....................................................................38
         SECTION 9.5.   Severability.............................................................................39
         SECTION 9.6.   Counterparts.............................................................................39
         SECTION 9.7.   Reproduction of Documents................................................................39
         SECTION 9.8.   Captions.................................................................................39
         SECTION 9.9.   No Agency................................................................................39
         SECTION 9.10.  Entire Agreement.........................................................................39
         SECTION 9.11.  No Waiver................................................................................39
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                                      -iii-
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         SECTION 9.12. Third Party Beneficiary...................................................................40
         SECTION 9.13.  Obligations..............................................................................40

Statement With Respect to Shares..........................................................................Exhibit A

Restated and Amended Articles of Incorporation of the Company.............................................Exhibit B

Investors' Rights Agreement...............................................................................Exhibit C

Agent Warrant.............................................................................................Exhibit D
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                                      -iv-

          THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of July 15, 1997, by and among CDNOW, INC., a Pennsylvania corporation (including its successors and assigns, the "Company"), Keystone Venture IV, L.P., a Pennsylvania limited partnership (including its successors and assigns, "Purchaser"), Jason and Matthew Olim (the "Controlling Persons") and the Additional Purchasers (as hereinafter defined) parties hereto.

          WHEREAS, at the First Closing (as hereinafter defined) the Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company for the Initial Purchase Price (as hereinafter defined) and upon the terms and subject to the conditions as hereinafter set forth, 254,582 shares of the Company's Series A Convertible Preferred Stock, no par value (the "Series A Shares"), the terms of which are set forth in the Statement With Respect to Shares in the form attached as Exhibit "A" hereto (the "Statement With Respect to Shares") which Series A Shares may be converted into shares of common stock, no par value (the "Common Stock") of the Company in accordance with the terms of the Statement With Respect to Shares, and providing for certain rights with respect to the Common Stock issued or issuable upon conversion of the Series A Shares (the "Series A Conversion Shares") and the Common Stock issued or issuable upon conversion of the Series B Shares (as hereinafter defined) (the "Series B Conversion Shares") as hereinafter set forth; and

          WHEREAS, at one or more Subsequent Closings (as hereinafter defined), the Company intends to sell certain shares of the Company's Series B Convertible Preferred Stock (the "Series B Shares"; the Series A Shares and the Series B Shares collectively referred to as the "Shares"), the terms of which are set forth in the Statement With Respect to Shares, for the Additional Purchase Prices (as hereinafter defined) and upon the terms and subject to the conditions hereinafter set forth, to certain additional investors (the "Additional Purchasers") who shall be acceptable to the Company and Alex. Brown & Sons Incorporated, the Company's exclusive agent in connection with the private placement of the Series A Shares and the Series B Shares (the "Agent"), such Additional Purchasers to be set forth on Schedule A to this Agreement and became signatories to this Agreement on or before each Subsequent Closing;

          NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein, each of the parties hereto intending to be legally bound hereby agrees as follows:

               ARTICLE 1.  ISSUANCE AND SALE OF PREFERRED STOCK

          SECTION 1.1.  Authorization of Series A Preferred Stock.
                        ------------------------------------------

          The Company has duly authorized the issuance and sale of (a) 254,582 shares of its Series A Shares having the rights, preferences and privileges set forth in the Restated Articles and (b) up to 1,605,505 shares of its Series B Shares having the rights, preferences and privileges set forth in the Statement With Respect to Shares. The Statement With Respect to Shares and the Amended and Restated Articles of Incorporation of the Company in the form attached as Exhibit B hereto (the "Restated Articles") have each been duly filed with the Secretary of State of the Commonwealth of Pennsylvania.

          SECTION 1.2.  Purchase and Sale of the Series A
          Shares and Series B Shares.
          -----------------------------------------------

               (a)  Series A Shares Purchase and Sale.  The Company agrees to
                    ---------------------------------
sell to the Purchaser and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company and the Controlling Persons contained herein, the Purchaser agrees to purchase from the Company shares of Series A Shares, in consideration for the payment of $4.91 per Series A Share or in the aggregate $1,249,997.60 (the "Initial Purchase Price").

               (b)  The First Closing.  The Series A Shares are to be sold and
                    -----------------
delivered at a closing (the "First Closing") to be held on July 15, 1997 at Noon, Philadelphia, Pennsylvania time, or such other date and time as shall be agreed upon by Purchaser and the Company, and in any event not later than July 18, 1997 (such date and time being hereinafter called the "First Closing Date"), at the offices of Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103.

               (c)  First Closing Deliveries.  At the First Closing, the Company
                    ------------------------
shall deliver to Purchaser one or more stock certificates representing the Series A Shares duly executed by the Company, dated the First Closing Date, registered in Purchaser's name or the name of Purchaser's nominee (and for purposes of this Agreement ownership by such nominee shall be deemed to be ownership by Purchaser). The delivery of all the Series A Shares to Purchaser shall be made against payment to the Company by wire transfer of immediately available funds to the account of the Company at PNC Bank, Philadelphia, PA, account number 8611588233, in the amount of the Initial Purchase Price. If at the First Closing the Company shall fail to tender the Series A Shares to Purchaser as provided above in this Section 1.2 or any of the conditions specified in Article 4 hereof shall not have been fulfilled to Purchaser's satisfaction, at Purchaser's election Purchaser shall be relieved of all obligations under this Agreement, without thereby waiving any other rights Purchaser may have by reason of such failure or such nonfulfillment.

               (d)  Series B Shares Purchase and Sale.  The Company agrees to
                    ---------------------------------
sell to each Additional Purchaser and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company and the Controlling Persons contained herein, each Additional Purchaser, severally and not jointly, agrees to purchase from the Company that number of Series B Preferred Shares set forth opposite the Additional Purchaser's name on Schedule A hereto at a purchase price per share of $5.45 per share. The aggregate purchase price at each Subsequent Closing (as hereinafter defined) shall hereinafter be defined as an Additional Purchase Price. The aggregate of all Additional Purchase Prices shall be a minimum of $7,000,000 and shall not exceed $8,750,000, unless the Company and the Purchaser shall have consented in writing to such other amount.

               (e)  Subsequent Closings.  The Series B Shares are to be sold and
                    -------------------
delivered at one or more closings (each a "Subsequent Closing") to be held on one or more dates (each a "Subsequent Closing Date"), the last one to be held no later than January 31, 1998 at 10:00 A.M., Philadelphia, Pennsylvania time, or such other date and time as shall be agreed upon by Purchaser, Agent (on behalf of the Additional Purchasers) and the Company. All Subsequent Closing Dates are to be held at the offices of Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103.

               (f)  Subsequent Closing Deliveries.  At each Subsequent Closing,
                    -----------------------------
the Company shall deliver to each Additional Purchaser one or more stock certificates representing the Series B Shares that such Additional Purchaser is purchasing, duly executed by the Company, dated such Subsequent Closing Date, registered in his (its) name or the name of his (its) nominee (and for purposes of this Agreement ownership by such nominee shall be deemed to be ownership by such Additional Purchaser). The delivery of the Series B Shares to each Additional Purchaser shall be made against payment to the Company by wire transfer of immediately available funds to the account of the Company at PNC Bank, Philadelphia, PA, account number 8611588233, or, at least 5 Business Days prior to the Subsequent Closing Date at which such Additional Purchaser is purchasing Series B Shares, by check payable to the Company's escrow account established for sale of the Series B Shares in the amount of the purchase price therefor. If at any Subsequent Closing the Company shall fail to tender the Series B Shares to an Additional Purchaser as provided above in this Section 1.2 or any of the conditions specified in Article 5 hereof shall not have been fulfilled such Additional Purchaser shall be relieved of all obligations under this Agreement, without thereby waiving any other rights he (it) may have by reason of such failure or such nonfulfillment.

          SECTION 1.3.  Representations by the Purchasers.
                        ---------------------------------

          Purchaser and each Additional Purchaser severally represents to the Company that he (it) is purchasing his (its) Shares for his (its) own account for investment and with no present intention of distributing or reselling his
(its) Shares or any part thereof in violation of any applicable law, subject, nevertheless, to any requirement of law that the disposition of his (its) property shall at all times be and remain within his (its) control.

          Purchaser and each Additional Purchaser is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

          Purchaser and each Additional Purchaser has been provided with a complete copy of the PPM and has reviewed the PPM and has had the opportunity to consult with his or its financial advisor to the extent necessary to make an informed investment decision.

          Purchaser and each Additional Purchaser has been provided with or been given complete access to all of the financial and other information requested by such Purchaser or Additional Purchaser or deemed by such Purchaser or such Additional Purchaser to be necessary or material for such person to make an analysis and decision concerning the investment contemplated by this Agreement.

          Purchaser and each Additional Purchaser has substantial experience in investing and acknowledges that he (it) is able to bear the economic risk of an investment in the Securities and has such knowledge and experience in financial or business matters that he (it) is capable of evaluating the merits and risks of the investment in the Securities (hereinafter defined).

          Purchaser and each Additional Purchaser hereby acknowledges (i) that neither his (its) Shares nor the Series A Conversion Shares nor Series B Conversion Shares issuable upon conversion of his (its) Shares (Series A Conversion Shares and Series B Conversion Shares together with the Shares are collectively referred to herein as the "Securities") have been registered under the provisions of the Securities Act, and must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available; (ii) that any sale of the Securities made in reliance upon Rule 144 or Rule 144A can be made only in accordance with the terms and conditions of such Rules and, further, that if such Rules are not applicable, any resale of the Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission, or other governmental authority substituted therefor; and (iii) that the Company is under no obligation to register the Securities under the Securities Act or to comply with the terms and conditions of any exemption thereunder, except as provided in this Section 1.3 and the Investors' Rights Agreement.

          The certificates representing the Securities may bear restrictive legends in the following form (and a stop-transfer order may be placed against transfer of the Securities):

          "1. The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws, and may not be sold, transferred or assigned, and the Company is not required to give effect to any attempted sale, transfer or assignment, except
               (i) pursuant to an effective registration statement covering such securities under the Act and any applicable state securities laws, (ii) in a transaction permitted by Rule 144 promulgated under the Act and as to which the Company has received reasonably satisfactory evidence of compliance with the provisions of Rule 144, (iii) to a person who the seller reasonably believes is a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Act purchasing for its own account or for the account of a Qualified Institutional Buyer that is aware that the resale, pledge or other transfer is being made in reliance upon Rule 144A promulgated under the Act, or (iv) upon receipt of a legal opinion rendered by counsel (who may be an employee of the party for whom or on whose behalf the opinion is being rendered) reasonably satisfactory to the Company to the effect that the transaction does not require registration under the Act and any applicable state securities laws.

          2. The presentation of this Certificate to the transfer agent more than two years after the date of issuance shall be deemed a representation by the holder that the holder is not an affiliate of the Company and the holder has been the beneficial owner of the securities represented by this Certificate for at least two years and is free to sell the securities under Rule 144(k) and any applicable state securities laws.

          3. The sale, transfer, assignment, pledge or encumbrance of the securities represented by this Certificate are also subject to the terms and conditions of a Stock Purchase Agreement among the Company and certain holders of outstanding capital stock of the Company. Copies of such agreement may be obtained at no cost by written request made by the holder of record of this Certificate to the Secretary of the Company."

          SECTION 1.4.  Definitions, etc.  Certain terms used in this Agreement
                        -----------------
are defined in Article 8 hereof; references to a "Schedule" or "Exhibit" are, unless otherwise specified, to the Schedules and Exhibits attached to this Agreement. All of the Schedules and Exhibits attached to this Agreement are hereby incorporated by reference herein in their entirety.

          ARTICLE 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                      ---------------------------------------------

          The Company hereby represents and warrants to you as follows:

          SECTION 2.1.  Subsidiaries and Investments.
                        ----------------------------

               (a)  The Company has no Subsidiaries.  Except as set forth in
Schedule 2.1 hereto, the Company does not own, directly or indirectly, more than 1% of the total outstanding capital stock of any class of any corporation and does not, directly or indirectly, exercise Control or have the ability, directly or indirectly to exercise Control, over any Person.

               (b) The Company does not have any Investment in any Person (and is not engaged in any joint venture or partnership with any other Person).

          SECTION 2.2.  Organization and Authority.
                        --------------------------

               (a)  The Company:

                    (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania;

                    (ii) has all requisite power and authority (corporate and other) to own and operate its properties, to conduct its business as currently conducted and as currently proposed to be conducted; and

                    (iii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

          SECTION 2.3.  Capital Stock.  On the date hereof and on the First
                        -------------
Closing Date, the authorized capital stock of the Company consists of: (i) 50,000,000 shares of common stock, no par value (the "Common Stock"), and (ii) 20,000,000 shares of preferred stock, no par value, of which 300,000 shares have been designated Series A Shares and 1,800,000 shares have been approved for designation as the Series B Shares. On the date hereon and on the First Closing Date there are 5,230,456 shares of Common Stock issued and outstanding, 2,000,000 of which are owned of record and beneficially by Jason Olim, 2,000,000 of which are owned of record and beneficially by Matthew Olim, 614,556 of which are owned of record and beneficially by Allen Meltzer, 27,496 of which are owned of record and beneficially by David Olim, and 215,748 of which are owned of record and beneficially by Jeffrey McClusky, 186,328 of which are owned of record and beneficially by William Brennan and 186,328 of which are owned of record and beneficially by Anthony Lucenti. On the First Closing Date, after giving effect to the transactions contemplated in this Agreement, there will be 254,582 Series A Shares issued and outstanding. There are no other shares of preferred stock issued and outstanding. All such outstanding shares of capital stock have been duly authorized, validly issued and are fully paid, nonassessable and free of preemptive rights. On each Subsequent Closing Date there shall be no other shares of preferred stock of the Company other than the Series A Shares and Series B Shares issued and outstanding and all shares of Series B Shares issued and outstanding shall have been duly authorized, validly issued, fully paid, non-assessable and free of statutory preemptive rights. Except as set forth in Schedule 2.3 hereto, no shares of Common Stock or Preferred Stock are held in the treasury of the Company. Except as listed in
Schedule 2.3, there are no Liens, encumbrances, subscriptions, options, warrants, calls or other rights, agreements or commitments relating to the purchase from or issuance by the Company of any shares of its capital stock, including any right of conversion (except for rights of conversion relating to the Shares) or exchange, actually or contingently, under any outstanding security or other instrument. All Conversion Shares have been duly authorized and reserved for issuance and upon issuance such shares will be duly and validly issued by the Company, fully paid, nonassessable and free and clear of all Liens, taxes, charges, rights of third parties, preemptive rights and rights of first refusal. No further approval or authority of the stockholders or Board of Directors of the Company will be required for the issuance and sale of the Conversion Shares. Except as set forth in Schedule 2.3 hereto, there are no voting trusts or other agreements or understandings with respect to the voting of any capital stock of the Company. Except as set forth in Schedule 2.3 hereto, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

          SECTION 2.4.  Contravention; Validity.
                        -----------------------

The execution, delivery and performance by the Company of this Agreement and each of the other documents and agreements related to any of the foregoing, the consummation by the Company of the transactions contemplated hereby and thereby, the authorization, issuance and sale of the Shares and the Conversion Shares as contemplated hereby and compliance by the Company with all of the provisions of this Agreement, and with the terms of the Series A Shares and the Series B Shares, will not, with or without the giving of notice, the passage of time or both, (i) result in any breach or violation of, or conflict with, any statute, law (including any judicial decision), or any judgment, writ, injunction, order, rule, award, decree or regulation of any court, governmental authority or arbitration board or other tribunal; (ii) violate or result in any breach of any of the provisions of, or constitute a default under, give rise to a right of termination or cancellation of, or accelerate the performance required by any terms of, as the case may be, any indenture, mortgage, agreement, lease, license, note, permit, franchise, contract, deed of trust or other instrument to which the Company or any Controlling Person or any of their properties is a party or by which it or any Controlling Person or any of their properties may be bound, or result in the creation of any Lien upon any of the properties or assets owned by the Company, or any Controlling Person or any of their properties; or (iii) violate or conflict with any provision of the Restated Articles, as amended by the Statement With Respect to Shares or the Bylaws attached as Schedule 2.4 hereto, of the Company.

               (a) Each of the Transaction Documents have been and, upon consummation of each of the First Closing and each Subsequent Closing, the stock certificates representing the Shares will have been, duly and validly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          SECTION 2.5.  INTENTIONALLY LEFT BLANK.

          SECTION 2.6.  Consents.  (a)  The execution, delivery and performance
                        --------
of this Agreement and all other documents and agreements related thereto and the offer, issuance and sale by the Company of the Shares and the Conversion Shares are within the Company's corporate powers, have been duly authorized by all necessary corporate action on the part of the Company and do not and will not
(i) require any consent or approval of any Person (other than consents or approvals which have been obtained) or any authorization, consent or approval by, or registration, qualification, declaration or filing with, or notice to any federal, state, municipal or other governmental body, official, department, commission, board, bureau, agency or instrumentality, domestic or foreign (other than actions and filings that have been taken or made or the filing of the Statement With Respect to Shares before the First Closing Date), or (ii) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Company. The Company has obtained all consents, approvals or authorizations of, made all declarations or filings with, and given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Company of its respective business as now conducted or as proposed to be conducted and which the failure to so obtain, make or give could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

          SECTION 2.7. Financial Statements and Other Information; Financial Condition.
          -------------------------------------------------------------------

               (a)  Financial Statements.  Attached hereto as Schedule 2.7A are
                    --------------------
complete and accurate copies of audited combined financial statements of the Company for Fiscal Years ended December 31, 1996, and December 31, 1995, including audited balance sheets of the Company as of the end of Fiscal Years 1996 and 1995 and audited statements of income, changes in Shareholders' Equity and cash flows of the Company for each such Fiscal Year, together with the report thereon of Arthur Andersen LLP, independent accountants and its unaudited balance sheet, statement of income, and cash flows for the five-month period ended May 31, 1997 (together with the related notes, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the respective periods. The Financial Statements are complete and present fairly in all material respects the combined financial position of the Company as of such dates and the results of its operations and changes in its cash flows, as the case may be, for such periods subject to normal recurring year-end adjustments and the absence of notes in the case of the May 31, 1997 Financial Statements. The Company does not have any material obligation or liability, individually or in the aggregate, of the nature required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles that is not disclosed by the Financial Statements referred to above. Except as set forth in the Financial Statements, the Company is not a guarantor or indemnitor of any Person.

               (b)  Forecasts.  Attached hereto as Schedule 2.7B is a copy of a
                    ---------
five-year financial forecast of the Company, including forecasted income statements and balance sheets for Fiscal Years 1997 through 2001 (the "Forecasts"). The Forecasts have been prepared on the basis of reasonable assumptions made in good faith by the Company, and at the date on which such assumptions were made, and no events have occurred subsequent thereto that are known to the Company and that reasonably could be expected to have a material adverse effect on the reasonableness of such assumptions. The Company does not know of any reasonable basis for the assertion against the Company of any liability or obligation of any nature whatsoever that is not fully reflected in the Forecasts which, either individually or in the aggregate, could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

          SECTION 2.8.  No Material Adverse Change.  Except as disclosed in the
                        --------------------------
PPM or Schedule 2.8, since December 31, 1996 there has not been, occurred or arisen any material adverse change in, or any event, condition or state of facts which materially and adversely affects, or threatens to affect in a material and adverse manner, the business, earnings, prospects, properties or condition (financial or otherwise) of the Company.

          SECTION 2.9.  Licenses, Registrations etc.  Except as set forth in
                        ----------------------------
Schedule 2.9, the Company owns or possesses, and holds free from burdensome restrictions or known material conflicts with the rights of others, all licenses, authorizations, certificates, consents, approvals, registrations, franchises, permits and waivers, and all rights with respect to the foregoing, necessary for the conduct of its business as now conducted and as proposed to be conducted, except where the failure to hold any such approval could not reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect. The Company and its respective properties are in compliance with the requirements of all regulatory agencies and authorities, except for such non-compliance as could not reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect, and no regulatory agency or authority has taken any action, or threatened to take any action, to revoke or suspend any material license, authorization, permit, certificate, consent, approval or franchise necessary for the conduct of such business as now conducted and as proposed to be conducted.

          SECTION 2.10.  Title to Properties; Leases.  The Company is the sole
                         ---------------------------
owner of, and has good title to all assets and properties reflected as being owned by it in the balance sheet for the Fiscal Year ended December 31, 1996, as well as to all assets and properties, acquired since said date (except property disposed of since said date in the ordinary course of business). Except for Permitted Liens and except as set forth on Schedule 2.10, there are no Liens on any of such assets or properties. The Company does not have any notice of the assertion of or intent to assert any mechanics' or materialmen's lien with respect to any such assets or properties that could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.
The Company has the right to, and does, enjoy peaceful and undisturbed possession under all leases under which it is leasing property. All such leases are valid, subsisting and in full force and effect, and none of such leases is in default on the part of the Company and to the knowledge of the Company, on the part of any other Person.

          The Company owns all right, title and interest in and to the tradenames, domain names, servicemarks, logos, and abbreviations and words and combinations thereof associated with the Company's business (collectively, "Names"), whether or not registered, other than Names owned by third parties. The Company owns all right, title and interest in and to, and has the exclusive right to use, the name "CDnow" in the music retailing industry.

          SECTION 2.11.  Compliance with Other Instruments, etc.  Except as set
                         ---------------------------------------
forth on Schedule 2.11, the Company is not: (a) in violation of any term of its Restated Articles, By-laws or other governing agreement; or (b) in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in, and is not otherwise in default under, (i) any evidence of Indebtedness for Money Borrowed or any other evidence of Indebtedness or any instrument or agreement under or pursuant to which any evidence of Indebtedness for Money Borrowed or other evidence of Indebtedness has been issued;

or (ii) any other material instrument or agreement not listed on Schedule 2.12 to which it is a party or by which it is bound or any of its properties is affected.

          SECTION 2.12.  Contracts and Binding Commitments.
                         ---------------------------------

               (a) Set forth on Schedule 2.12 hereto is a list of, and the Company has previously furnished to the Purchaser and special counsel to the Purchasers, correct and complete copies, or if none exists, written descriptions of all of the following contracts, agreements or arrangements to which the Company is a party or by which any of its assets or properties are or may be bound (such contracts described in the following paragraphs (i) through (ix) being referred to as the "Contracts"), as such Contracts may have been amended, modified or supplemented:

                    (i) All contracts out of the ordinary course of business and not cancelable upon 30 days notice or calling for the payment of more than $100,000;

                    (ii) All contracts or similarly binding arrangements with any Person containing any provision or covenant limiting the ability of the Company to engage in any line of business or compete with any Person or limiting the ability of any Person to compete with the Company;

                    (iii) All Contracts requiring the Company to keep information secret or confidential;

                    (iv) All contracts relating to the borrowing of money, or the direct or indirect Guaranty of any obligation for, or contract to service the repayment of, money borrowed or any other liability in respect of Indebtedness for Money Borrowed of any other Person;

                    (v) All contracts relating to the future disposition or acquisition of (A) any Investment in any Person, (B) any interest in any business enterprise or joint venture or (C) any interest in any property, and all contracts requiring the Company to purchase any security, business enterprise or any property;

                    (vi) Each employment or consulting contract or any other arrangement or agreement with or for the direct or indirect benefit of any Controlling Person or any member of the Immediate Family of such Controlling Person;

                    (vii) Each contract (other than contracts cancelable upon 90 days notice) involving payments of more than $100,000 during its term for the purchase of materials, supplies, property or services;

                    (viii) All Contracts with Affiliates or between the Company and any relative (whether by blood or marriage) of any director, stockholder, officer, partner or employee of the Company; and

                    (ix) All other Contracts material to the operations of the business of the Company.

               (b) All of the Contracts are valid and binding in all respects, in full force and effect and enforceable in accordance with their terms except as enforceability by third parties may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as such third party enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). None of the Contracts contain terms which in the ordinary course of business could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect. The Company and, to the knowledge of the Company, each other party to the Contracts, has performed in all material respects all obligations required to be performed by them to date. Neither the Company and, to the knowledge of the Company, no other party to any of the Contracts, is in or claimed to be in material breach or default in any respect under the Contracts. The issuance and sale of the Shares pursuant to this Agreement or the Conversion Shares will not result in the termination of any of the Contracts will not require the consent of any party thereto (other than the consents set forth on Schedule 2.12A and which have been obtained) and will not bring into operation any other provision thereof nor result in a breach or default thereunder. There exists no condition or event which, after notice or lapse of time or both, would constitute a default by the Company. To the knowledge of the Company, there exists no condition or event which, after notice or lapse of time or both, would constitute a default by any other party to any of the Contracts.

               (c) The Company is not a party to or bound by (nor is any of its respective properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction, which could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

               (d) Except as disclosed in Schedule 2.12, the Company is not a party to any contract or agreement with any Affiliate of any director, officer, stockholder, partner or employee of the Company the terms of which are not commercially reasonable or are less favorable to it than it would obtain in a comparable arm's length transaction with a Person other than an Affiliate.

          SECTION 2.13.  Compliance with Law, etc.; Non-Discrimination.
                         ---------------------------------------------

          The Company is in full compliance with all laws and ordinances and all governmental rules and regulations to which it is subject, except where the failure so to comply could not be reasonably expected in the judgment of a prudent business person to have a Material Adverse Effect. The Company is not in material default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public body, department, official, authority or agency or arbitrator or arbitration panel except where such default could not be reasonably expected to have in the judgment of a prudent business person a Material Adverse Effect. The Company does not discriminate against any Person on the basis of race, religion, nationality or sex in the conduct of its business or otherwise.

          SECTION 2.14.  Compliance with ERISA; Multiemployer Plans.
                         ------------------------------------------

          Except as set forth in Schedule 2.14 hereto:

               (a) There are no Plans, and there are no other deferred compensation, bonus, incentive, stock option, stock purchase, child or dependent care, educational assistance, vacation or leave, sick pay, cafeteria or other employee benefit or fringe benefit plans or arrangements sponsored, maintained or contributed to by the Company. Copies of all Plans and other such plans or arrangements (including any amendments and any related trust or other funding agreements) and the most recent annual reports, summary annual reports and summary plan descriptions (or if none is required, other descriptive material) of all Plans and other such plans or arrangements have been delivered to the Purchaser and special counsel to the Purchasers.

               (b) There is no failure of the Plans, individually or in the aggregate, to be in compliance with the applicable provisions of ERISA, the Code and applicable foreign law that could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect. There is no failure of the Company to make all contributions, and pay all expenses, with respect to the Plans required to be made or paid by it, or to pay or accrue any obligations to contribute, or pay any expenses, with respect to any Plan for the portion of the plan year or other fiscal period ending on the Closing Date that could be reasonably expected in the judgment of a prudent business person to have a Material Adverse Effect.

               (c) Each Plan that is intended to be qualified under Section 401(a) or 403(a) of the Code, and each Plan trust that is intended to be exempt under Section 501(c)(9) or (17) of the Code, has received a favorable determination letter from the Internal Revenue Service, a copy of the most recent such letter for such plan has been delivered to the Purchaser and special counsel to the Purchaser, and nothing has occurred since the date of such letter with respect to such Plan that could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

               (d) Except for liabilities to make contributions and to pay PBGC premiums and administrative costs, neither the Company nor any ERISA Affiliate has incurred any liability to or on account of any Pension Plan or other Plan under applicable provisions of ERISA, the Code or applicable foreign law, and no condition exists which could reasonably be expected in the judgment of a prudent business person to cause the Company or an ERISA Affiliate to have incurred any such liability that would have a Material Adverse Effect.

               (e) None of the Plans is a Multiemployer Plan, and neither the Company nor any ERISA Affiliate has contributed or been obligated to contribute to any Multiemployer Plan at any time within the preceding six years.

               (f) None of the Plans that is not a Pension Plan provides benefits for retired employees except as required by law.

               (g) There are no actions, suits or claims which have been instituted or asserted, or which could reasonably be expected to be asserted, against or with respect to any Plan, other than claims for benefits under and services rendered to each such plan in the ordinary course.

          SECTION 2.15.  Pending Litigation, etc.  Except as set forth in the
                         ------------------------
PPM, there is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Company) in any court or by or before any other governmental or public body, department, official, authority or agency, or any arbitrator or arbitration panel pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective properties that, either individually or in the aggregate, (a) that could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect, or (b) that could question the validity or enforceability of this Agreement, the Shares or the Conversion Shares.

          SECTION 2.16.  Taxes.
                         -----

               (a) Except as set forth on Schedule 2.16, as of the First Closing, the Company has filed, in accordance with all applicable laws, all federal, state, local and other returns, reports or declarations with respect to Taxes ("Tax Returns") required to be filed prior to the First Closing Date. All such Tax Returns will have set forth all items required to be set forth therein. In addition, as of the First Closing, the Company will have paid, or will have established adequate reserves for the payment of, all Taxes, whether or not yet due or payable, and whether or not disputed, in respect to the period covered by such Tax Returns and the periods ending December 31, 1996 and May 31, 1997 for which Tax Returns have not yet been filed. The Company will not have a material liability for any Taxes in excess of the amounts so paid or the reserve so established.

               (b) There are no Taxes due or claimed to be due or threatened by any governmental authority or otherwise for which the Company may be liable in its own right or as a transferee of the assets or successor to any corporation, Person, association, partnership, joint venture or other entity.

               (c) All amounts required to be withheld or collected under applicable federal, state, local or other tax laws and regulations by the Company for income taxes, social security taxes, unemployment insurance and other employee withholding taxes, or other Taxes, have been so withheld or collected, and such withholding or collection has either been paid to the respective governmental agencies or set aside in accounts for such purpose or accrued and reserved against and entered on the Financial Statements.

               (d) No deficiencies, adjustments, changes in assessments or increase in tax rate for any Taxes (other than real estate taxes) have been proposed, asserted or assessed (tentatively or definitely) against the Company and no request for waivers of the time to assess any such Taxes are pending. No federal, state, local or other taxing authorities are presently auditing the tax returns of the Company and the Company know of any proposed audit of any such Tax Returns. There is no action, suit, proceeding, audit, investigation, or claim pending or to the knowledge of the Company threatened, in respect of any Taxes for which the Company may become liable in its own right or as a transferee.

               (e) The Company is not a party to or bound by or obligated under any tax sharing or similar agreement.

               (f) There are no Liens on any properties or assets of the Company imposed or arising as a result of the delinquent payment or the non-payment of any Taxes.

               (g) The Company neither (i) has assumed or is liable for any Taxes of any other Person, including any predecessor corporation or partnership, as a result of any purchase of assets or other business acquisition transaction (other than a merger in which the Company or such Person was the surviving corporation or a consolidation) nor (ii) has indemnified any other Person or otherwise agreed to pay on behalf of any other Person any Taxes growing out of or which may be asserted on the basis of any tax treatment adopted with respect to all or any aspect of such a business acquisition transaction.

               (h) There are no applicable taxes, fees or other governmental charges payable by the Company in connection with the execution and delivery of this Agreement, or the offer, issuance, sale and delivery of the Shares or the Conversion Shares.

               (i) The termination of the Company's "S" Corporation status as of December 6, 1996 shall not result in the payment of any Taxes by the Company.

               (j) Neither the shareholders of the Company nor the Company have, as of the date hereof, (A) entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations or having the effect of an extension of time relating to the filing of any Tax Return or the payment, collection or assessment of Taxes of the Company, (B) applied for and not yet received a ruling or determination from a taxing authority regarding a past or prospective transaction of the Company, or
(C) is or are presently contesting the Tax liability of the Company before any court, tribunal or agency.

               (k) The Company has not been included in or joined in the filing of any "consolidated" or "combined" Tax Return for any Tax purpose under the law of the United States, any state or locality with respect to Taxes for any taxable period. The Company is not responsible for any Taxes as a transferee of the assets of, or successor to, any entity or person or on account of its ever having been a member of a consolidated or affiliated group.

               (l) Since the last filing date of each applicable Tax Return, there has not been any change in any method of reporting income or expenses for federal, state or local Tax purposes followed by the Company. No adjustment to taxable income by reason of a change of accounting method is required in respect of any taxable year of the Company as to which the applicable statutes of limitations have not expired.

               (m) The Company has not filed a consent with the Internal Revenue Service pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and has not agreed to have Section 341(f)(2) of the
                 ----
Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f) of the Code) owned by the Company.

               (n) At all times from its inception to December 6, 1996, the Company was an "S corporation" for Federal and Pennsylvania purposes at all times, pursuant to elections to be treated as an S corporation properly made by the Company. The Company has continually qualified to be taxed and has continuously been taxed as an S corporation since the date of its inception until December 6, 1996.

               (o) Except as set forth in the PPM, the Company is not now and has never been a partner in any partnership and has not participated in any joint venture.

          SECTION 2.17.  Holding Company Act; Investment Company Act.
                         -------------------------------------------

               (a) The Company is not a "public utility Company" or a "holding Company", or a "subsidiary Company" of a "holding Company", or an "affiliate" of a "holding Company" or of a "subsidiary Company" of a "holding Company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; or a "public utility" within the meaning of the Federal Power Act, as amended.

               (b) The Company is not an "investment Company" or an "affiliated Person" of an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended. The Company is not an "investment adviser" or an "affiliated Person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

          SECTION 2.18.  No Margin Regulation Violation.  None of the
                         ------------------------------
transactions contemplated by this Agreement (including, without limitation, the direct or indirect use of the proceeds from the sale of the Securities), will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto as now in effect, including, without limitation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part 220), as amended, Regulation U (12 C.F.R., Part 221), as amended and Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System. The Company does not own any Margin Stock and the proceeds received by the Company from the sale of the Securities will not be used for the purpose of purchasing or carrying a Margin Stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase a Margin Stock or for any other purpose not permitted by Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System, as amended from time to time.

     SECTION 2.19.  Outstanding Securities.  Assuming the accuracy of the
                    ----------------------
representations set forth in Section 1.3 hereof, all securities (as defined in the Securities Act) of the Company have been offered, issued, sold and delivered in compliance with all applicable federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities. Assuming the accuracy of the representations set forth in Section 1.3 hereof the Company is not required to file on the date hereof nor has it filed prior to the date hereof, nor will it be required to file on the First Closing Date and each Subsequent Closing Date, pursuant to Section 12 of the Exchange Act, a registration statement relating to any class of debt or equity securities. Except as set forth in Schedule 2.19 hereto or pursuant to Article 7 hereof or pursuant to this Agreement, the Company has not registered on or prior to the date hereof or agreed to register any securities under the Securities Act.

     SECTION 2.20.  Events Since December 31, 1996.
                    ------------------------------

     Except as provided in Schedule 2.20, since December 31, 1996, there has not been:

                 (i) Any material change in the business policies or practices of the Company which are not described in the PPM;

                 (ii) Any damage, destruction or loss (whether or not covered by insurance) which has had or could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect;

                 (iii) Any Indebtedness for Money Borrowed incurred by the Company or any commitment to borrow money entered into or any Guaranty given by the Company;

                 (iv) Any amendments to the Articles of Incorporation of the Company or to the By-laws of the Company;

                 (v) Any change in any method of accounting or accounting practice by the Company;

                 (vi) Any amendment, modification, alteration or termination of any contract, agreement or license to which the Company is a party, which could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect;

                 (vii) Any waiver of any rights of material value or any cancellation of any material claims, debts or accounts receivable owing to the Company;

                 (viii) Any employment, bonus, incentive or deferred compensation agreement or arrangement between the Company and an Affiliate, director, officer or other employee or consultant of the Company; or

                 (ix) Any change in or agreement to change or modify the terms of any stock option, stock plan or any employee benefit plan of the Company.

     SECTION 2.21.  Compliance with Environmental Laws.
                    ----------------------------------

     Except as set forth in Schedule 2.21 hereto:

           (a) The Company is in full compliance with all Environmental Laws governing its business, assets and all real estate it owns, leases or operates, for which failure to comply could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect. The Company is not liable for any penalties, fines or forfeitures which could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect for failure to comply with any Environmental Laws. All licenses, permits, registrations, certificates and other approvals required by the Environmental Laws for the business of the Company or required in connection with its ownership, leasing or operation of all real estate have been secured where the failure to do so could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect, and the Company is in compliance therewith where the failure to comply could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

           (b) As used herein, the term "Hazardous Material" shall mean any hazardous or toxic chemical, solid, liquid, gas or other substance, material, pollutant or waste which is regulated by any federal, state or local governmental authority, including, but not limited to, the following: hazardous substances as defined under the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), 42 U.S.C. Sections 9601 et seq., hazardous waste as defined under the Solid Waste Disposal Act, as
-------
amended, 42 U.S. C. Section 6901 et seq.; air pollutants regulated under the
                                 -------
Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq. pollutants as defined
                                                  -------
under the Clean Water Act, as amended, 33 U.S.C. Sections 1251 et seq.; any
                                                               -------
pesticide as defined by the Federal Insecticide, Fungicide, and Rodenticide Act, as amended, 7 U.S.C. Sections 136 et seq.; any hazardous chemical substance or mixture or imminently hazardous substance or mixture regulated by the Toxic Substances Control Act, as amended, 15 U.S.C. Sections 2601 et seq.; any
                                                            -------
substance listed in the United States Department of Transportation Table at 49 CFR 172.101; any petroleum, crude oil, gasoline, natural gas, liquefied natural gas, synthetic fuel or other petroleum, oil or gas based products, any explosives, any radioactive, nuclear or atomic material and any asbestos or asbestos containing material.

           (c) To the knowledge of the Company no Hazardous Material is present or is suspected to be present in the air, soil, groundwater, surface water, or waterways or in any structure at or under any property currently or formerly owned, leased or operated by the Company, in quantities or concentrations sufficient to require investigation, removal or remediation under the Environmental Laws for which the Company could have financial responsibility, which presence could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

           (d) Neither the Company, nor, to the knowledge of the Company any other Person, has ever caused or permitted any Hazardous Material to be Released, generated, stored, transported or disposed of on any properties formerly or currently owned, leased or operated by the Company, in violation of the Environmental Laws, where such actions could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

           (e) The Company (i) has not ever been held legally responsible for any release or threatened release of any Hazardous Material; (ii) does not currently own, lease or operate, or to its knowledge, has ever in the past owned, leased or operated, any property listed or proposed for listing on the National Priority List under CERCLA, or on the Comprehensive Environmental Response, Compensation Liability Information System or any similar state list of sites requiring investigation or clean-up; or (iii) has not ever been required to pay the costs or expenses incurred for the release or threatened release of any Hazardous Material, where any of such actions could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect. The Company is not aware of any other condition or occurrence relating to any Hazardous Material that could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

           (f) There are no outstanding notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings, administrative, civil or criminal, at law or in equity, pursuant to Environmental Laws pending against the Company, and to the knowledge of the Company, no investigation or review is pending or threatened, with respect to any release or threatened release of Hazardous Materials or with respect to any alleged violation of any Environmental Law, in connection with the business of or the ownership, leasing or operation of any real estate by the Company, any of which could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect.

           (g) The Company has delivered to the Purchaser and special counsel to the Purchasers true, complete and correct copies of all environmental reports, inspections, investigations, studies, audits, tests, reviews or other analyses in its possession with respect to the properties it owns, leases or operates.

     SECTION 2.22.  Labor Relations.  No employees of the Company are covered by
                    ---------------
a collective bargaining agreement to which the Company is subject. The Company is not or has not engaged in any unfair labor practice which could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company before the National Labor Relations Board which could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or threatened; (b) no strike, material labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company; (c) no union representation question existing with respect to the employees of the Company and no union organizing activities are taking place with respect to any thereof; and (d) no strike, material labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against any Person that could materially adversely affect the ability of the Company conduct its business as currently contemplated.

     SECTION 2.23.  Broker's or Finder's Commissions.  Other than fees
                    --------------------------------
payable to the Agent, no broker's or finder's fee or similar fee or commission will be payable by the Company, or any of the Controlling Persons with respect to the issuance, sale and delivery of the Securities or with respect to any of the transactions contemplated hereby.

     SECTION 2.24.  Insurance.  The Company has, with respect to its
                    ---------
respective properties and businesses, with financially sound insurers of nationally recognized stature and responsibility, insurance of such a nature, with such terms and in such amounts, as a prudent person would maintain with respect to similar properties, including without limitation fire and casualty insurance, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     SECTION 2.25.  Private Offering.  Neither the Company, any of the
                    ----------------
Controlling Persons nor any agent on its or their behalf has directly or indirectly offered any of the Securities or any similar security of the Company for sale to, or solicited any offer to buy any thereof with, any prospective purchaser, under circumstances which would require that any of the Securities be registered under the Securities Act or any applicable state securities law. Based on the representations in Section 1.3 hereof, the offer and sale of the Securities to the Purchasers is, and the issuance by the Company of the Conversion Shares upon conversion of the Shares will be, exempt from registration under the Securities Act and all applicable state securities laws.

     SECTION 2.26.  Other Names.  The businesses conducted by the Company
                    -----------
prior to the date hereof have not been conducted, during the past three (3) years, under any corporate, trade or fictitious name other than those names listed in Schedule 2.26 hereto.

     SECTION 2.27.  Intellectual Property Rights.  Except as set forth on
                    ----------------------------
Schedule 2.27:

           (a) The Company owns or has the right to use those trademarks and other Intellectual Property Rights (as defined below) identified in Schedule
2.27 or used in the ordinary course of its business (collectively the "Requisite Rights"), as well as those works created by employees in the scope of their employment. Except as set forth in Schedule 2.27, none of the Requisite Rights or their past or current uses has infringed or infringes, in any material respect, upon any patent, copyright, trade secret or other proprietary right of any person or company; and to the Company's knowledge no person or company is infringing upon any of the Requisite Rights;

           (b) no royalties, honoraria or fees are payable by the Company to other persons by reason of the ownership or use of the Requisite Rights; and

           (c) no product, service or process manufactured, marketed, sold or used, or proposed to be manufactured, marketed, sold or used, by the Company violates, or will violate, any license or infringes, or will infringe, any Intellectual Property Rights or assumed name of another and there is no pending or threatened claim or litigation against the Company (nor does there exist any basis therefore) contesting the validity of or right to use any of the foregoing, nor has the Company received any notice that any of the Requisite Rights or the operation or proposed operation of the Company's business conflicts, or will conflict, with the asserted rights of others, nor does there exist any basis for any such conflict. As used in this Agreement, the term "Intellectual Property Rights" means all industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and technology and formulas.

           (d) The Company has delivered to Purchaser and its special counsel the form of agreement between the Company and its employees concerning the Company's Intellectual Property Rights, and has delivered to special counsel to the Purchasers all agreements substantially similar to such form executed by the Company's employees.

     SECTION 2.28.  Full Disclosure.  None of the Transaction Documents
                    ---------------
(including all Exhibits and Schedules hereto and any other agreements or documents delivered on the First Closing Date or delivered on each Subsequent Closing Date), the PPM or any written certificate, documents, or report (collectively, "Documents") delivered or furnished to the Purchasers or their special counsel by or on behalf of the Company pursuant to or in accordance with this Agreement, or the transactions contemplated hereby or the sale of the Securities, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading and in light of the circumstances under which they were made. There is no fact known to the Company that has not been disclosed to the Purchasers or their special counsel in writing that (a) has or could reasonably be expected in the judgment of a prudent business person to have a Material Adverse Effect or
(b) adversely and materially affects or could reasonably be expected in the judgment of a prudent business person to have a material and adverse effect on the ability of the Company to perform its obligations under this Agreement, the Series A Shares or the Series B Shares.

     SECTION 2.29.  Use of Proceeds.  The proceeds from the sale of the
                    ---------------
Securities will be solely used by the Company in the manner set forth in the PPM.

     ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF THE CONTROLLING PERSONS.
                                                       -------------------

    Each of the Controlling Persons severally but not jointly hereby represents and warrants to the Purchasers and the Company as follows:

     SECTION 3.1.  Validity.  The Transaction Documents have has been duly and
                   --------
validly executed and delivered by such Controlling Person and, to the extent that any Transaction Document imposes obligations on such Controlling Person, constitutes the valid and binding obligation of such Controlling Person, enforceable against each of the Controlling Persons in accordance with its terms.

     SECTION 3.2.  Transactions with Affiliates.  Except as disclosed in
                   ----------------------------
Schedule 2.12, the Company is not a party to any contract or agreement with any Controlling Person, Affiliate of such Controlling Person, or any director, officer, stockholder, partner or employee of the Company, or to the knowledge of such Controlling Person, any Affiliate of any director, officer, stockholder, partner or employee of the Company the terms of which are not commercially reasonable or are less favorable to it than it would obtain in a comparable arm's length transaction with a Person other than an Affiliate.

     SECTION 3.3.  Taxes.
                   -----

           (a) As of the First Closing Date, each Controlling Person will have filed, in accordance with all applicable laws, all federal and state income Tax returns ("Controlling Person Returns") required to be filed prior to the First Closing Date and will have set forth therein with reasonable accuracy his respective share of all items of income, gain, loss, deduction and credit (hereinafter referred to as "Flow-Through Items") attributable to his direct or indirect ownership of the Company prior to the termination of "S" Corporation status. Such Controlling Person has paid all federal and state income Taxes required to be paid on or before the First Closing Date with respect to his allocable share of Flow-Through Items and will timely pay all federal and state income Taxes required to be paid following the First Closing Date with respect to those Flow-Through Items required to be reflected on such Controlling Person Returns due following the First Closing Date.

           (b) All amounts required to be withheld or collected under applicable federal, state, local or other tax laws and regulations by the Company for income taxes, social security taxes, unemployment insurance and other employee withholding taxes, or other Taxes, have been so withheld or collected, and such withholding or collection has either been paid to the respective governmental agencies or set aside in accounts for such purpose or accrued and reserved against and entered on the Financial Statements.

     SECTION 3.4.  Stock Ownership.  On the date hereof, and the First Closing
                   ---------------
Date, such Controlling Person is the owner of record and beneficial owner of 2,000,000 shares of Common Stock.

                                  ARTICLE 4.

CONDITIONS OF OBLIGATION TO PURCHASE SECURITIES AT FIRST CLOSING.
----------------------------------------------------------------

     The Purchaser's obligation to purchase and pay for the Securities to be purchased by it hereunder on the First Closing Date shall be subject to the satisfaction, prior to or concurrently with such purchase and payment, of the following conditions:

     SECTION 4.1.  Opinions of Counsel for the Company.  Purchaser shall have
                   -----------------------------------
received from Morgan, Lewis & Bockius, LLP special counsel for the Company, an opinion, dated the First Closing Date, in substantially the form set forth in
Schedule 4.1 hereto. The Company hereby covenants and agrees to instruct such counsel to prepare and deliver to Purchaser pursuant to this Section 4.1 its opinion referred to above.

     SECTION 4.2.  Performance of Obligations.  The Company shall have performed
                   --------------------------
and complied in all material respects with all obligations, covenants and conditions contained herein which are required to be performed or complied with by the Company prior to or on the First Closing Date, and Purchaser shall have received a certificate from the President and the Chief Financial Officer or Controller of the Company, dated the First Closing Date, to such effect.

     SECTION 4.3.  Representations True; No Event of Default. The
                   -----------------------------------------
representations and warranties of the Company set forth in Article 2 of this Agreement and each Controlling Person contained in Article 3 of this Agreement shall be true and correct in all material respects on and as of the First Closing Date with the same effect as though such representations and warranties had been made on and as of the First Closing Date. Purchaser shall have received a certificate from the President and the Chief Financial Officer or Controller of the Company and a certificate from each Controlling Person, dated the First Closing Date, to the effect of each of the foregoing sentences as applicable.

     SECTION 4.4.  Tender of Shares; Consummation of Related Transactions.
                   ------------------------------------------------------
The Company shall tender to the Purchaser a certificate representing the Shares being purchased by it hereunder.

     SECTION 4.5.  Fees and Disbursements of Special Counsel for Purchaser.
                   -------------------------------------------------------
Eilenberg & Zivian, special counsel to Purchaser, shall have received payment by check of the invoice rendered for its fees and disbursements posted through the date of such invoice (with the understanding that a supplemental statement for fees and disbursements subsequently posted is to be rendered at a later date), such aggregate fees and disbursements not to exceed $7,500, in connection with Purchaser's purchase of Shares hereunder.

     SECTION 4.6.  Legality.  Each of the Securities shall qualify as a legal
                   --------
investment for Purchaser under all applicable laws and Purchaser's purchase thereof shall not cause it to be subject to any onerous or burdensome legal requirement or penalty.

     SECTION 4.7.  Consents and Approvals.  The Company shall have delivered to
                   ----------------------
Purchaser a certificate of the President and the Chief Financial Officer, dated the First Closing Date, listing any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in Section 2.6 hereof, to which shall be attached evidence satisfactory to Purchaser that the same have been obtained or made and are in full force and effect, or stating that none is necessary.

     SECTION 4.8.  Certificate of Incorporation.  The Restated Articles, shall
                   ----------------------------
be in full force and effect without further amendment or modification thereto, and Purchaser shall have received evidence of the filing thereof. The Restated Articles shall provide that the authorized number of the directors of the Company shall be eight (8),two (2) of whom shall only have the right to a one-half vote and six (6) of whom shall have the right to a whole vote for all matters to be voted upon by the directors. The Restated Articles shall further provide that all Subchapters of Article 25 of the Pennsylvania Business Corporation Law shall not be applicable to the Company.

     SECTION 4.9.  Proceedings, Instruments, etc.  All proceedings and actions
                   -----------------------------
taken on or prior to the First Closing Date in connection with the transactions contemplated by this Agreement and all instruments incident thereto shall be in form and substance satisfactory to Purchaser and its special counsel, and Purchaser and its special counsel shall have received copies of all documents that they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Agreement, in form and substance satisfactory to Purchaser and its special counsel).

     SECTION 4.10. Corporate Proceedings.  Purchaser and its special counsel
                   ---------------------
shall have received: (i) the Restated Articles and all amendments thereto (including the Statement With Respect to Shares) certified by the Secretary of State of the Commonwealth of Pennsylvania; (ii) a Certificate from the Secretary of the State Commonwealth of Pennsylvania certifying the good standing of the Company; (iii) the By-laws of the Company, certified by the Secretary or Assistant Secretary of the Company; (iv) the resolutions of the Board of Directors and stockholders of the Company taking appropriate action to authorize and approve the execution, delivery and performance of this Agreement, the offer, sale, issuance and delivery of the Shares and the Conversion Shares and each other agreement and document required to be executed and delivered pursuant hereto and thereto, and approving and authorizing the other transactions contemplated hereby and thereby, (v) an incumbency certificate with the signatures of the officers of the Company executing the foregoing agreements, certificates, and the stock certificates representing the Shares; and (vi) copies of such other documents and papers as Purchaser or its special counsel may reasonably request in connection therewith, all in form and substance reasonably satisfactory to Purchaser and its special counsel.

     SECTION 4.11. Legislation.  No federal, state, local or foreign law, rule
                   -----------
or regulation shall have been enacted which prohibits the consummation of the transactions contemplated hereby.

     SECTION 4.12.  No Adverse Change.  No Material Adverse Effect shall have
                    -----------------
occurred since December 31, 1996, as determined by Purchaser. Purchaser shall have received a Certificate from the President and the Chief Financial Officer or Controller dated the First Closing Date, to the effect of the foregoing sentence.

     SECTION 4.13.  No Proceedings.  No order of any court or governmental
                    --------------
authority shall be in effect which restrains or prohibits the transactions contemplated hereby and no suit, action, investigation, inquiry or proceeding by any governmental authority or any other Person or legal or administrative proceeding shall be pending or threatened which challenges the consummation of the transactions contemplated hereby or which may have a Material Adverse Effect.

     SECTION 4.14.  Payment of Fees.  All fees and taxes in connection with
                    ---------------
the offer, issuance, sale and delivery of the Shares or in connection with the execution, delivery and performance of this Agreement payable to any governmental authority shall have been paid by the Company.

     SECTION 4.15.  Investors' Rights Agreement.  The Company, the Purchaser and
                    ---------------------------
each Security holder (as defined in the Investors' Rights Agreement) shall have entered into the Investors' Rights Agreement in the form attached hereto as Exhibit C.

     SECTION 4.16.  Comfort Letter.  Purchaser and Agent shall have received a
                    --------------
"comfort letter" dated the First Closing Date, signed by the independent public accountants who have certified the Company's financial statements included in the PPM, covering such matters with respect to the PPM as are reasonably requested by Purchaser and Agent.

     SECTION 4.17.  Agent Warrant.  The Company shall have issued an Agent
                    -------------
Warrant in the form attached as Exhibit D hereto.

                                  ARTICLE 5.

                CONDITIONS OF OBLIGATION TO PURCHASE SECURITIES
                          AT EACH SUBSEQUENT CLOSING
                          --------------------------

     Each Additional Purchaser's obligation to purchase and pay for the Securities to be purchased by him (it) hereunder on each Subsequent Closing Date shall be subject to the satisfaction, prior to or concurrently with such purchase and payment, of the following conditions, the waiver of which shall not be effective against any Additional Purchaser who does not consent in writing thereto:

     SECTION 5.1.  Opinion of Counsel for the Company.  Each Additional
                   ----------------------------------
Purchaser shall have received from Morgan, Lewis & Bockius, special counsel for the Company, an opinion, dated the Subsequent Closing Date on which the Company is selling Series B Shares to such Additional Purchaser, in substantially the form set forth in Schedule 5.1 hereto. The

Company hereby covenants and agrees to instruct such counsel to prepare and deliver to each Additional Purchaser pursuant to this Section 5.1 its opinion referred to above.

     SECTION 5.2.  Performance of Obligations.  The Company shall have performed
                   --------------------------
and complied in all material respects with all obligations, covenants and conditions contained herein which are required to be performed or complied with by the Company prior to or on each Subsequent Closing Date, and the Company shall have received a certificate from the President and Chief Financial Officer or Controller of the Company, dated such Subsequent Closing Date, to such effect.

     SECTION 5.3.  Representations True; No Event of Default. The
                   -----------------------------------------
representations and warranties of the Company set forth in Article 2 of this Agreement and each Controlling Person contained in Article 3 of this Agreement shall be true and correct in all material respects on and as of each Subsequent Closing Date with the same effect as though such representations and warranties had been made on and as of each Subsequent Closing Date (except to the extent such representations and warranties specifically refer to an earlier date). All references to the First Closing or the First Closing Date shall be deemed to refer to each Subsequent Closing or each Subsequent Closing Date respectively. Each of the Purchasers shall have received a certificate from the President and the Chief Financial Officer of the Company and a certificate from each Controlling Person, dated each Subsequent Closing Date, to the effect of each of the foregoing sentences as applicable.

     SECTION 5.4.  Tender of Shares; Consummation of Related Transactions.  The
                   ------------------------------------------------------
Company shall tender to each Additional Purchaser a certificate representing the Shares being purchased by such Additional Purchaser hereunder.

     SECTION 5.5.  Fees and Disbursements of Special Counsel for Purchasers.  On
                   --------------------------------------------------------
the first Subsequent Closing Date, Schnader Harrison Segal & Lewis LLP, special counsel to the Purchasers, shall have received payment by check of the invoice rendered for its fees and disbursements posted through the date of such invoice (with the understanding that a supplemental statement for fees and disbursements subsequently posted is to be rendered at a later date), such aggregate fees and disbursements not to exceed $35,000, in connection with the Purchasers' purchase of Shares hereunder.

     SECTION 5.6.  Legality.  Each of the Securities shall qualify as a legal
                   --------
investment for each Additional Purchaser under all applicable laws and his (its) purchase thereof shall not cause him (it) to be subject to any onerous or burdensome legal requirement or penalty.

     SECTION 5.7.  Consents and Approvals.  The Company shall have delivered to
                   ----------------------
all Additional Purchasers a certificate of the President and the Chief Financial Officer, or Controller dated the Second Closing Date, listing any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in Section 2.6 hereof, to which shall be attached evidence satisfactory to each Additional Purchaser that the same have been obtained or made and are in full force and effect, or stating that none is necessary.

     SECTION 5.8.  Statement With Respect To Shares.  The Statement With Respect
                   --------------------------------
To Shares shall be in full force and effect without further amendment or modification thereto from its original filing date, and each of the Purchasers shall have received evidence of the filing thereof.

     SECTION 5.9.  Proceedings, Instruments, etc.  All proceedings and actions
                   -----------------------------
taken on or prior to each Subsequent Closing Date in connection with the transactions contemplated by this Agreement and all instruments incident thereto shall be in form and sub stance satisfactory to each of the Purchasers and their special counsel, and each of the Purchasers and their special counsel shall have received copies of all documents that they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Agreement, in form and substance satisfactory to each of the Purchasers and their special counsel).

     SECTION 5.10.  Corporate Proceedings.  Each of the Purchasers and their
                    ---------------------
special counsel shall have received: (i) the Restated Articles and all amendments thereto (including the Statement With Respect to Shares), certified by the Secretary of State of the Commonwealth of Pennsylvania; (ii) a Certificate from the Secretary of State of the Commonwealth of Pennsylvania certifying the good standing of the Company; (iii) the By-laws of the Company, certified by the Secretary or Assistant Secretary of the Company; (iv) the resolutions of the Board of Directors and stockholders of the Company taking appropriate action to authorize and approve the execution, delivery and performance of this Agreement, the offer, sale, issuance and delivery of the Shares and the Conversion Shares and each other agreement and document required to be executed and delivered pursuant hereto and thereto, and approving and authorizing the other transactions contemplated hereby and thereby certified by the Secretary of the Company; (v) an incumbency certificate with the signatures of the officers of the Company executing the foregoing agreements, certificates, and the stock certificates representing the Shares; and (vi) copies of such other documents and papers as each Additional Purchaser or their special counsel may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each Additional Purchaser and their special counsel.

     SECTION 5.11.  Legislation.  No federal, state, local or foreign law, rule
                    -----------
or regulation shall have been enacted which prohibits the consummation of the transactions contemplated hereby.

     SECTION 5.12.  No Adverse Change.  No Material Adverse Effect shall have
                    -----------------
occurred since the date of this Agreement, as determined by each Additional Purchaser. Each Additional Purchaser shall have received a Certificate from the President and the Chief Financial Officer or Controller dated the Subsequent Closing Date on which the Company is selling Series B Shares to such Additional Purchaser, to the effect of the foregoing sentence.

     SECTION 5.13.  No Proceedings.  No order of any court or governmental
                    --------------
authority shall be in effect which restrains or prohibits the transactions contemplated hereby and no suit, action, investigation, inquiry or proceeding by any governmental authority or any other Person or legal or administrative proceeding shall be pending or threatened which challenges the consummation of the transactions contemplated hereby or which may have a Material Adverse Effect.

     SECTION 5.14.  Payment of Fees.  All fees and taxes in connection with the
                    ---------------
offer, issuance, sale and delivery of the Shares or in connection with the execution, delivery and performance of this Agreement payable to any governmental authority shall have been paid by the Company.

     SECTION 5.15.  Investors' Rights Agreement.  Each Securityholder (as
                    ---------------------------
defined in the Investors' Rights Agreement) shall have entered into the Investors' Rights Agreement.

     SECTION 5.16.  Comfort Letter.  Agent shall have received a "comfort
                    --------------
letter" dated each Subsequent Closing Date, signed by the independent public accountants who have certified the Company's financial statements included in the PPM, covering such matters with respect to the PPM as are reasonably requested by Agent.

     SECTION 5.17.  Agent Warrant.  The Company shall have issued to Agent an
                    -------------
Agent Warrant in the form attached as Exhibit D hereto.

                                  ARTICLE 6.

                           COVENANTS OF THE COMPANY.
                           ------------------------

     The Company covenants and agrees as follows:

     SECTION 6.1.  Financial Statements.  (a) The Company shall furnish to each
                   --------------------
holder of any Shares, Conversion Shares or Agent Warrant as soon as available, but in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Company, (i) an unaudited balance sheet of the Company prepared in accordance with generally accepted accounting principles as at the end of such quarter, (ii) an unaudited consolidated statement of revenues and expenses of the Company prepared in accordance with generally accepted accounting principles for that quarter and for the portion of the fiscal year ending with such quarter, (iii) an unaudited consolidated statement of stockholders' equity of the Company prepared in accordance with generally accepted accounting principles, for that quarter, and
(iv) an unaudited consolidated statement of cash flows of the Company in accordance with generally accepted accounting principles; all such statements provided for by clauses (i), (ii), (iii) and (iv) shall be in reasonable detail, shall set forth comparable figures for the same accounting period in the preceding fiscal year and any and all variances from budgeted amounts, and shall contain management's written explanation for the Company's financial condition, changes to its financial condition and results of operations for the period.

           (b) The Company will furnish to each holder of any Shares or Conversion Shares, as soon as available, but in any event within 90 days after the close of each fiscal year of the Company, duplicate signed copies of an audit report prepared and certified (without qualification as to the scope of the audit) by Arthur Andersen LLP or another firm of independent certified public accountants of national standing selected by the Company, which report shall include a balance sheet of the Company prepared in accordance with generally accepted accounting principles, as at the end of such year, and statements of income, retained earnings and cash flows of the Company prepared in accordance with generally accepted accounting principles, reflecting its operations during said year. All such financial statements shall be in reasonable detail and shall set forth comparable figures for the preceding fiscal year. Such statements shall contain management's written explanation for the Company's financial condition, changes to its financial condition and results of operations for the fiscal year.

           (c) The Company, at the time of the delivery of the reports and financial statements referred to in paragraphs (a) and (b) above, will deliver to each holder of any Shares or Conversion Shares a certificate signed by the Chief Executive or Chief Financial Officer of the Company, certifying that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which the accountants concur), and present fairly the financial condition of the Company as of the end of such fiscal period and the results of its operations for the period then ended, subject, in the case of interim financial statements, to year-end adjustments.

     SECTION 6.2.  Other Information.  The Company shall deliver to each holder
                   -----------------
of any Shares, Conversion Shares or Agent Warrant:

           (a) immediately upon their becoming available one copy of each financial statement, proxy statement, report or notice sent by the Company to stockholders of the Company generally, and of each regular or periodic report and any registration statement or prospectus, if any, filed by the Company, with any securities exchange or with the SEC or any successor agency or any similar or analogous governmental or quasi-governmental body outside of the United States of America; and

           (b) with reasonable promptness, such other data and information as from time to time is reasonably requested.

     SECTION 6.3.  Rule 144A.  As long as the Purchaser, any Additional
                   ---------
Purchaser or Agent holds any Shares, Conversion Shares or Agent Warrant, the Company shall take any and all actions necessary to enable such holder to sell such securities held or any part thereof in reliance upon Rule 144A, including but not limited to, furnishing such holder and prospective purchasers with the information and financial statements specified in subsection (d) of Rule 144A or any successor section or rule.

     SECTION 6.4.  Shares.  The Company shall at all times keep validly
                   ------
reserved a sufficient number of shares of its Common Stock to provide for the conversion of the Shares into shares of Common Stock. and a sufficient number of Series B Shares to provide for the exercise of the Agent Warrant for Series B Shares.

     SECTION 6.5.  Inspection.  The Company will permit any holder of Shares,
                   ----------
Conversion Shares or Agent Warrant or such holder's potential transferee, by each of its representatives, agents or attorneys, to examine all books of account, records, reports and other papers of it, to make copies and take extracts from any thereof, to discuss the affairs, finances and accounts of it with its officers and independent accountants (and by this provision the Company hereby authorizes said accountants to discuss with any such holder the finances and accounts of the Company) and to visit and inspect, upon reasonable advance notice and at reason able times during normal business hours, the properties of the Company provided, however, that the Company shall not be obligated pursuant to this Section 6.5 to provide access to any information which it reasonably considers to be a trade secret the disclosure of which the Company reasonably believes may adversely affect its business unless the Person making the inspection signs a confidentiality agreement. Each such inspection shall be at the expense of the Person making the inspection, unless such inspection shall be made as a result of the occurrence and during the continuance of any default by Company of its obligations under this Agreement or the Restated Articles, as amended (in which event, the reasonable expense of such inspection shall be borne by the Company). Notwithstanding the foregoing sentence, it is understood and agreed by the Company that all expenses in connection with any such inspection incurred by the Company or any other Person, any officers and employees thereof and the attorneys and independent certified public accountants therefor shall be expenses payable by the Company and shall not be expenses of the Person making the inspection. Purchaser and each Additional Purchaser acknowledges that he (it) will hold, and will cause his (its) counsel and agents to hold, in confidence and not disclose any confidential data or information (other than information that is now or hereafter becomes in the public domain other than through the actions of any holder or their agents or that was previously in his (its) possession) made available to him (it) in connection with this Agreement (including without limitation pursuant to this Section 6.5) using the same standard of care to protect such confidential data or information as is used to protect his (its) confidential information.

     SECTION 6.6.  Prohibited Offers. The Company and each of the Purchasers
                   -----------------
agree that neither such person nor anyone on its or their behalf will offer any of the Securities, the Agent Warrant or any part thereof or any similar security for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Securities to the Purchasers or the Agent Warrant to the Agent within the provisions of Section 5 of the Securities Act or of any applicable state securities laws.

     SECTION 6.7.  Termination.  The Company's covenants in Sections 6.1, 6.2,
                   -----------
6.3 and 6.5 hereof shall terminate upon the consummation of a Qualified Public Offering (as defined in the Statement With Respect to Shares).

          SECTION 6.8.  Prohibited Sales.  The Company covenants that except as
                        ----------------
otherwise consented to in writing by the holder of the Series A Shares, which consent shall not be unreasonably withheld, (a) it shall only sell Series B Shares pursuant to the terms of this Agreement, the Investor Rights Agreement referred to above, and the other Transaction Documents, (b) it shall not extend to any purchaser of Series B Shares any rights or terms which are greater than or preferential to the rights and terms of the Series B Shares set forth in this Agreement, the Investor Rights Agreement, the Company's Certificate of Incorporation and the other Transaction Documents, and (c) shall not enter into any contract or agreement with any purchaser of Series B Shares other than the Transaction Documents.

          SECTION 6.9.  Tax Returns.  The Company shall have filed with all
                        -----------
applicable taxing authorities its Tax Returns for the years ended December 6, 1996 and December 31, 1996 no later than August 31, 1997.

                        ARTICLE 7.  REGISTRATION RIGHTS
                                    -------------------

          The parties agree that the Purchasers and Agent shall have the registration and other rights set forth in the Investors' Rights Agreement.

                                  ARTICLE 8.
                         INTERPRETATION OF AGREEMENT.
                         ---------------------------

          SECTION 8.1.  Definitions.  Except as the context shall otherwise
                        -----------
require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

          The term "Affiliate", with respect to any Person, shall mean (a) any
                    ---------
director, officer or employee or any member of the Immediate Family of such Person, (b) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (c) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities; provided,
                                                                --------
however, that neither any of the Purchasers nor any Person directly or
-------
indirectly controlled by any of the Purchasers nor any other Person which is an institutional investor shall be deemed to be an Affiliate of the Company solely by reason of ownership of or the exercise of rights resulting from the ownership of any of the Securities or other securities issued in exchange therefor, or by reason of having the benefits of any agreements or covenants of the Company contained in this Agreement. The term "Control" means the possession, directly
                                        -------
or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise. The term "Affiliate", when used herein without reference
                                  ---------
to any Person, shall mean an Affiliate of the Company.

          The term "Agreement" shall have the meaning set forth in the recitals
                    ---------
to this Agreement.

          The term "Board" shall mean the Board of Directors of the Company.
                    -----

          The term "Business Day" shall mean any day on which commercial banks
                    ------------
are not authorized or required to close in Philadelphia, Pennsylvania.

          The term "Code" shall mean the Internal Revenue Code of 1986, as
                    ----
amended from time to time. Reference to a specific section of the Code shall include such section, any regulations promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

          The term "Common Stock" shall have the meaning set forth in the
                    ------------
recitals to this Agreement.

          The term "Company" shall have the meaning set forth in the recitals to
                    -------
this Agreement.

          The term "Controlling Persons" shall have the meaning set forth in the
                    -------------------
recitals to this Agreement.

          The term "Environmental Laws" means all applicable federal, state and
                    ------------------
local laws, statutes, ordinances, rules, regulations and valid final orders of any court or agency relating to the use, possession, handling, generation, transportation, treatment, storage, recycling, discharge, disposal, emission, presence or Release, or the threat of Release of, or any remedial, removal or response action in connection with, any Hazardous Material, as defined in
Section 2.21(b) hereof.

          The term "ERISA" shall mean the Employee Retirement Income Security
                    -----
Act of 1974, as amended from time to time. Reference to a specific section of ERISA shall include such section, any regulations promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

          The term "ERISA Affiliate" shall mean any Person which is under
                    ---------------
"common control" with the Company (within the meaning of Section 4001(b) of ERISA).

          The term "Exchange Act" shall mean the Securities Exchange Act of
                    ------------
1934, as amended from time to time.

          The term "Financial Statements" shall have the meaning set forth in
                    --------------------
Section 2.7(a) hereof.

          The terms "First Closing" and "First Closing Date" shall have the
                     -------------       ------------------
meanings set forth in Section 1.2 hereof.

          The term "Fiscal Year" shall mean a fiscal year of the Company,
                    -----------
commencing on January 1 and ending on December 31st.

          The term "Forecasts" shall have the meaning set forth in Section
                    ---------
2.7(b) hereof.

          The term "generally accepted accounting principles" shall mean, as of
                    -----------------------------------------
the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

          The term "Guaranty," with respect to any Person, shall mean all
                    --------
obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation or investment of any other Person.

          The term "Hazardous Materials" shall have the meaning set forth in
                    -------------------
Section 2.21(b) hereof.

          The terms "hereof", "herein", "hereunder" and other words of similar
                     ------    ------    ---------
import shall be construed to refer to this Agreement as a whole and not to any particular Section or other subdivision.

          The term "Indebtedness", with respect to any Person, shall mean all
                    ------------
items (other than capital stock, capital surplus, retained earnings and deferred credits), which in accordance with generally accepted accounting principles would be included in determining total liabilities of such Person as shown on the liability side of a balance sheet of such Person as at the date on which Indebtedness is to be determined. The term "Indebtedness" shall also include,
                                             ------------
whether or not so reflected, (a) indebtedness, obligations and liabilities secured by any Lien on property of such Person whether or not the indebtedness secured thereby shall have been assumed by such Person, (b) all obligations in respect of capital leases and (c) all guaranties of any of the above. Notwithstanding the foregoing, in determining the indebtedness of the Company there shall be included all indebtedness of the Company of the character referred to in the foregoing clauses (a), (b) and (c) deemed to be extinguished under generally accepted accounting principles but for which such Person remains legally liable. The amount of "Indebtedness" shall not be reduced by any
                                ------------
unamortized debt discount.

          The term "Indebtedness for Money Borrowed", with respect to any
                    -------------------------------
Person, shall mean and include the aggregate amount of, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, and all reimbursement or other obligations of such Person in respect of letters of credit, banker's acceptances, interest rate swaps or other financial products;
(c) all obligations of such Person to pay the deferred purchase price of assets or services, exclusive of trade payables which, by their terms, are due and payable within ninety (90) calendar days of the creation thereof; (d) all capitalized lease obligations of such Person; (e) all obligations or liabilities of others secured by a Lien on any asset owned by such Person, irrespective of whether such obligation or liability is assumed, to the extent of such obligation or liability; and (f) any guaranties of such Person of any Indebtedness for Money Borrowed of another Person. The amount of "Indebtedness
                                                                   ------------
for Money Borrowed" shall not be reduced by unamortized debt discount.
------------------

          The term "Initial Purchase Price" shall mean $1,249,997.60.
                    ----------------------

          The term "Institutional Investor" shall mean any one or more of the
                    ----------------------
following Persons: (a) any bank, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity; (b) any charitable foundation; (c) any insurance company or Affiliate thereof or fraternal benefit association; (d) any pension, retirement or profit sharing trust or fund; or (e) any public employees' pension or retirement system or any other governmental agency supervising the investment of public funds.

          The term "Investment" shall mean as applied to any Person (a) any
                    ----------
direct or indirect purchase or other acquisition by such Person of stock or other securities of or any partnership interest in any other Person, or (b) any direct or indirect loan, (including, without limitation, any guaranties), advance or capital contribution by such Person to any other Person, including all Indebtedness and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business, and (c) any direct or indirect purchase or other acquisition by such Person of any assets other than assets used in the ordinary course of business.

          The term "Lien" shall mean any interest in property securing an
                    ----
obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien or security interest arising from a mortgage, security agreement, encumbrance, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions,
                              ----
encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

          The term "Margin Stock" shall have the meaning ascribed to that term
                    ------------
in Section 207.2(i) of Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve Board.

          The term "Material Adverse Effect" shall mean a material adverse
                    -----------------------
effect on the business, earnings, properties, profits or condition (financial or other) of the Company.

          The term "Multiemployer Plan" shall mean any plan that is a
                    ------------------
"multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA).

          The term "Partnerships" shall mean collectively those partnerships,
                    ------------
joint ventures and limited partnerships in which the Company or the Subsidiaries or the Partnerships or any combination thereof has, directly or indirectly, (i) limited partnership interests entitling them to 50% or more of the profits or losses of the partnership or (ii) a general partnership interest.

          The term "PBGC" shall mean the Pension Benefit Guaranty Corporation or
                    ----
any successor thereto.

          The term "Pension Plan" shall mean any Plan that is an "employee
                    ------------
pension benefit plan" (within the meaning of Section 3(2) of ERISA).

          The term "Permitted Liens" shall mean the following:
                    ---------------

               (i) liens and the amount thereof in connection with workmen's compensation, unemployment insurance or other social security obligations; and

               (ii) statutory liens, including without limitation liens of mechanics, workmen and contractors, provided that the liens permitted by this clause (ii) do not exceed $100,000 in the aggregate and either such liens have not been filed or, if such liens have been filed, either (x) a stay of enforcement thereof has been obtained, or (y) such liens have been satisfied of record within 30 days after the date of filing thereof.

          The term "Person" shall mean any individual, corporation, partnership,
                    ------
limited liability Company, limited liability Partnership, entity, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subdivision thereof).

          The term "Plan" shall mean any "employee benefit plan" (within the
                    ----
meaning of Section 3(3) of ERISA) that the Company or any ERISA Affiliate maintains, contributes to or is obligated to contribute to for the benefit of employees or former employees of the Company or ERISA Affiliate.

          The term "PPM" shall mean prior to the First Closing Date the draft dated July 11, 1997 of the Company's Confidential Private Placement Memorandum relating to the private offer and sale of the Series B Shares and after the First Closing Date the final draft of such Memorandum distributed to Additional Purchasers.

          The term "Purchaser" shall have the meaning set forth in the recitals
                    ---------
to this Agreement.

          The term "Purchasers" shall mean collectively the Purchaser and the
                    ----------
Additional Purchasers.

          The term "Qualified Institutional Buyer" shall have the meaning set
                    -----------------------------
forth in Rule 144A.

          The term "Regulated Waters" shall mean wetlands, rivers, streams,
                    ----------------
flood plains or other similarly environmentally sensitive areas that may be regulated pursuant to any federal or state acts or regulations and any related transition or buffer areas.

          The term "Release" shall mean any spilling, leaking, pumping, pouring,
                    -------
emitting, emptying, discharging, injecting, disposing, escaping, leaching and dumping of any Hazardous Materials.

          The term "Remedial Action" shall mean
                    ---------------

               (a) clean-up or removal of Hazardous Materials;

               (b) such actions as may be necessary to monitor, assess, or evaluate the Release or threatened Release of Hazardous Materials or to otherwise comply with any environmental law;

               (c) proper disposal or removal of Hazardous Materials;

               (d) the taking of such other actions as may be necessary to prevent, minimize, or mitigate the damages caused by a Release or threatened Release of Hazardous Materials to the public health or welfare or to the environment; and

               (e) the providing of emergency assistance after a Release.

          Remedial Actions include, but are not limited to, such actions at the location of a Release as: storage; confinement; perimeter protection using dikes, trenches, or ditches; clay cover; neutralization; clean-up of Hazardous Materials or contaminated materials; recycling or reuse; diversion; destruction; segregation of reactive wastes; dredging or excavations; repair or replacement of leaking containers; collection of leachate and runoff; onsite treatment or incineration; providing alternative water supplies; and any monitoring reasonably required to assure that such actions protect the public health and welfare and the environment.

          The term "Reportable Event" shall mean an event that is required to be
                    ----------------
reported under Department of Labor Regulations 29 CFR Part 2615, whether or not the 30-day notice requirement is waived, and any event or condition with respect to a foreign Pension Plan which might result in liability of the Company or any of its ERISA Affiliates.

          The term "Rule 144" shall mean Rule 144 under the Securities Act, as
                    --------
presently in effect and as hereafter amended from time to time, or any superseding or substituted rule adopted by the SEC from time to time.

          The term "Rule 144A" shall mean Rule 144A under the Securities Act, as
                    ---------
presently in effect and as hereafter amended from time to time, or any superseding or substituted rule adopted by the SEC from time to time.

          The term "Securities" shall have the meaning set forth in Section 1.3
                    ----------
hereof.

          The term "Securities Act" shall mean the Securities Act of 1933, as
                    --------------
amended from time to time.

          The terms "Series A Shares" and "Series A Conversion Shares" shall
                     ---------------       --------------------------
have the meanings set forth in the recitals to this Agreement.

          The terms "Series B Shares" and "Series B Conversion Shares" shall
                     ---------------       --------------------------
have the meanings set forth in the recitals to this Agreement.

          The term "Shares" shall have the meaning set forth in the recitals to
                    ------
this Agreement.


          The term "Statement With Respect to Shares" shall have the meaning set
                    --------------------------------
forth in the recitals to this Agreement.

          The terms "Subsequent Closings" and "Subsequent Closing Dates" shall
                     -------------------       ------------------------
have the meanings set forth in Section 1.2 hereof.

          The term "Subsidiary", with respect to any Person, shall mean any
                    ----------
corporation 50% of the outstanding shares of voting stock or similar interest of which are owned, directly or indirectly, by such Person. The term "Subsidiary",
                                                                    ----------
when used herein without reference to any particular Person, shall mean a Subsidiary of the Company.

          The terms "Taxes" means any income taxes, franchise taxes, gross
                     -----
receipts taxes, transfer taxes, value added taxes, sales taxes, use taxes, wage and/or employment taxes, excise taxes, real and personal property taxes, taxes measured on or imposed by capital, levies, imposts, duties licensing fee, registration fees, withholding taxes, estimate taxes, and charges of any nature whatsoever relating to any of the foregoing, including without limitation, interest, penalties, fines, additions to tax, assessments and deficiencies related thereto.

          The term "this Agreement" shall mean this Stock Purchase Agreement
                    --------------
(including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

          The term "to the Company's knowledge" and terms of like import shall
                    --------------------------
mean that which is known at the time of determination by any of the Company's Chairman, President, Chief Executive Officer, Chief Financial Officer, Controller or Senior Vice President, after due inquiry.

          The term "Transaction Documents" shall mean this Agreement (including all Exhibits and Schedules hereto) and all agreements, instruments and other documents executed and delivered pursuant to or in connection with any of the transactions contemplated by this Agreement or any of the foregoing.

          SECTION 8.2.  Directly or Indirectly.  Any provision in this Agreement
                        ----------------------
referring to action to be taken by any Person, or that such Person is prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

          SECTION 8.3.  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with Pennsylvania law, without regard to conflicts of laws. If any action or proceeding shall be brought by Purchaser or any Additional Purchaser in order to enforce any right or remedy under this Agreement or under any Securities, the Company hereby consents and will submit to the jurisdiction of any of the courts of the Commonwealth of Pennsylvania and of any federal court located therein and any of the Purchasers may bring suit against the Company in any of such courts. The Company waives any right to a jury trial in any action with respect to this Agreement, the Securities, and any other document, agreement or instrument delivered in connection herewith or therewith.

          SECTION 8.4.  Independence of Covenants.  Each covenant made by the
                        -------------------------
Company herein is independent of each other covenant so made. The fact that the operation of any such covenant permits a particular action to be taken or condition to exist does not mean that such action or condition is not prohibited, restricted or conditioned by the operation of the provisions of any other covenant herein.

          SECTION 8.5.  Construction.  This Agreement is the result of arms-
                        ------------
length negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that the Agreement was prepared by any one party or that the Agreement shall be construed in favor of or against any one party.

                          ARTICLE 9.  MISCELLANEOUS.
                                      -------------

          SECTION 9.1.  Notices.   All notices, advices and communications to be
                        -------
given or otherwise made to any party to this Agreement shall be deemed given upon receipt thereof if contained in a written instrument and delivered in person, sent by overnight courier, sent by first class registered or certified mail, postage prepaid and return receipt requested, or sent by facsimile telecopier, confirmed by mail, addressed to such party at the address or telecopier number set forth below or at such other address or telecopier number as may hereafter be designated in writing by the addressee to the addressor listing all parties: (a) if to Purchaser: c/o John Regan, Keystone Venture Capital Management, 1601 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103, (b) if any other holder of a Security: to it at its address listed on the books for the registration and registration of transfer of the Securities maintained by the Company and (c) if to the Company: at the address specified on page 1 hereof, Attention: President, with required copies to Stephen M. Goodman, Esquire, Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103. Whenever pursuant to this Agreement, notice is required to be given to any or all of the holders of the Securities, such requirement shall be satisfied if such notice is given in the manner prescribed to the Persons last known by the Company to be a Security holder, entitled to such notice, at the addresses of such Persons last known to the Company.

          SECTION 9.2.  Survival.  All representations, warranties and covenants
                        --------
made by the Company or any Controlling Person herein or by the Company or any Controlling Person in any certificate or other instrument delivered to the Purchasers or Agent pursuant to this Agreement shall survive the First Closing and all Subsequent Closings, the delivery to the Purchasers or Agent of the Securities and Agent Warrants, and any conversion or redemption of the Shares or exercise of the Agent Warrants regardless of any investigation made by any of the Purchasers or Agent. All statements in any such certificate or other instrument delivered by the Company shall constitute representations and warranties of the Company. All statements in any such certificate or other instrument delivered by the Controlling Persons shall constitute representations and warranties of the Controlling Persons.

          SECTION 9.3.  Successors and Assigns.  This Agreement shall be binding
                        ----------------------
upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereto, the Agent and their respective successors and assigns; provided, however, that Purchaser and
                                         --------  -------
Additional Purchasers shall not have any obligation to purchase Shares of any Person other than those of the Company. Whether or not expressly so stated and subject to the restrictions set forth therein, the provisions of Article 2 through Article 9 of this Agreement are intended to be for the benefit of all holders from time to time of any of the Securities or Agent Warrant and shall be enforceable by Purchaser, Additional Purchasers and the Agent and any other such holder whether or not an express assignment to such holder of rights under this Agreement shall have been made by the Purchasers or the Agent on, their assigns and provided, further, that the provisions of Section 9.4 hereof shall also be
    --------  -------
for the benefit of, and shall be enforceable by, any Person who shall no longer be a holder of any Securities or Agent Warrant but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, such a holder.

          SECTION 9.4.  Amendment and Waiver.
                        --------------------

               (a) This Agreement may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Company and (i) on or prior to the first Subsequent Closing Date, the Purchaser, and (ii) after the first Subsequent Closing Date, as it applies to such holder, the holder of the Securities.

               (b) Except for communications with any designees of the holders of the Series A Shares or the Series B Shares serving on the Board, neither the Controlling Persons, nor the Company will solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each holder of the Securities shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with such information with respect thereto as such holder shall reasonably request. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section 9.4 shall be delivered by the Company to each holder of Securities forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the Securities. After the First Subsequent Closing Date, neither the Controlling Persons nor the Company will, directly or indirectly, pay or cause to be paid any remuneration, to any holder of the Securities as consideration for or as an inducement to the entering into by any holder of the Securities of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Securities then outstanding.

               (c) After the First Closing Date, the Company shall be required to pay to any holder of any Securities any fee in connection with the waiver by such holder of any provisions of this Agreement or any amendments to Transaction Documents for the actual and reasonably incurred out-of-pocket expenses of such holder in connection with such waiver including without limitation reasonable attorneys fees.

          SECTION 9.5.  Severability.  If any term, provision, covenant or
                        ------------
restriction of this Agreement is held by a court or a governmental agency of competent jurisdiction to be invalid, void or unenforceable, or to cause any party to be in violation of any applicable provision of law, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and in no way shall be affected, impaired or invalidated.

          SECTION 9.6.  Counterparts.  This Agreement may be executed and
                        ------------
delivered to you simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 9.7.  Reproduction of Documents.  This Agreement, and all
                        -------------------------
documents relating hereto (other than the certificates representing the Securities), including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchasers and their agents at the closings of the purchases of Shares, and (c) financial statements, certificates and other information heretofore or hereafter furnished to the Purchasers and their agents, may be reproduced by the Purchasers and their agents by any photographic or other similar process and the Purchasers and their agents may destroy any original document so reproduced.
The Company agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchasers and their agents in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

          SECTION 9.8.  Captions.  The descriptive headings of the various
                        --------
paragraphs or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          SECTION 9.9.  No Agency.  Each of the Purchasers shall not be deemed
                        ---------
to be an agent, partner or joint venturer of the Company or of any other Person, and nothing herein contained shall be construed to impose any liability upon any of the Purchasers by reason of the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

          SECTION 9.10.  Entire Agreement.  This Agreement states the entire
                         ----------------
agreement reached between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior or contemporaneous agreements, negotiations, understandings, discussions, representations and warranties between the parties, whether oral or written.

          SECTION 9.11.  No Waiver.   No forbearance to enforce any provision or
                         ---------
right hereunder shall be deemed a waiver thereof, and no waiver of any breach of any term or covenant herein shall be construed as a waiver of any other breach of the same, or any other term or covenant herein.

          SECTION 9.12. Third Party Beneficiary.  The parties hereto acknowledge
                        -----------------------
and agree that the Agent is a third party beneficiary of all rights of the Purchasers or Agent set forth in this Agreement and the Agent shall have full power and authority to enforce such rights as if it had been a party executing this Agreement.

          SECTION 9.13.  Obligations.  The Company and the Controlling Persons
                         -----------
covenant that none of them will enter into any agreement that would restrict any of the Company and the Controlling Persons' ability to perform any of their obligations under this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement effective as of the day and year first above written.


ATTEST: [CORPORATE SEAL]             CD NOW, INC.


By:                         By: /s/ Jason Olim
   -----------------------
     Title:                   Title: President


WITNESS:

                             /s/ Jason Olim
---------------------------
                                     Jason Olim


WITNESS:


                             /s/ Matthew Olim
---------------------------
                                     Matthew Olim


KEYSTONE VENTURE IV, L.P.

By:  Keystone Venture IV Mgmt. Co., the G.P.
     of Keystone Venture IV, L.P.


By:  KVM IV MCGP, Inc., the G.P. of
     Keystone Venture IV Mgmt. Co.


By:  /s/ John R. Regan
     John R. Regan
     Vice President